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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 AND 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Earliest
Events Report:   JUNE 9, 2000                       Commission File No.  0-28633
                 ------------                                            -------



                           OMICRON TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          FLORIDA                                        65-0032447
------------------------------              ------------------------------------
(State other jurisdiction of                (I.R.S. Employer Identification No.)
incorporation or organization)


114 W.  MAGNOLIA ST.,  STE 400-128, BELLINGHAM, WASHINGTON           98225
----------------------------------------------------------         ----------
       (Address of Principal Executive Offices)                    (Zip Code)


               877-903-2288
---------------------------------------------
(Registrant's area code and telephone number)


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                                 8-K INFORMATION

ITEM 6 :  RESIGNATION OF REGISTRANT'S DIRECTORS

               On June 9, 2000, Barrett Sleeman resigned as a Director of the Registrant.

ITEM 7 :  EXHIBITS

               Exhibit 99.1 - Letter of resignation from Barrett Sleeman.


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                                   SIGNATURES

         Pursuant to the requirement of Section 13 or 15(d) of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            OMICRON TECHNOLOGIES, INC.



DATED :  JUNE 15, 2000                      BY: /s/ SAK NARWAL
                                               ---------------------------------
                                               SAK NARWAL, PRESIDENT


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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

   99.1            Letter of resignation from Barrett Sleeman